Allezoe Medical Holdings Announces Resignation from Subsidiary Board

Frisco, Texas.  April 12, 2011.  Allezoe Medical Holdings, Inc., (OTC BB ALZM) ("Allezoe", "ALZM" or the "Company") a publicly-traded holding company in the medical device market, and sole shareholder of Organ Transport Systems, Inc. (“OTS”), today reported that OTS has received a letter of resignation from Tommy Thompson, former Governor of Wisconsin and former Secretary of the Department of Health and Human Services, as a member of the Board of Directors of OTS.  The resignation indicated that Mr. Thompson’s resignation was the result of changes in his schedule, which limited the amount of time he could devote to the affairs of OTS.  The letter also attached a copy of an e-mail from “Penny Stock Universe” touting an investment in Allezoe and erroneously claiming that Mr. Thompson was a member of the Board of Directors of Allezoe Medical Holdings.  According to Michael Holder, CEO of Allezoe Medical, “It is unfortunate that our subsidiary, Organ Transport Systems, has lost a Board member of the caliber of Mr. Thompson, who has served OTS as a member of its Board of Directors for more than 5 years.  He has been a tireless supporter of the LifeCradle® technology and OTS will miss his wisdom and insight.  It is even more unfortunate that this loss has been caused, at least in part, by an unauthorized stock promotion which we believe is being undertaken by unrelated parties, which Allezoe has already condemned as unauthorized, misleading and harmful.  To be clear, Mr. Thompson has never served on the Board of Directors of Allezoe Medical Holdings, Inc., or in any other capacity with Allezoe.  We are still excited about the potential of the LifeCradle® and look forward to completing the FDA clearance necessary to bring this much-needed product to market ”.

Organ Transport Systems, Inc. was founded in 1999 and is focused on the development and commercialization of its LifeCradle® organ preservation technology.  Mr. Holder further stated, “Organ Transport has been in existence for nearly 12 years, has had more than $10 million invested in the technology over the years in the research and development of the LifeCradle®, and is now working to raise additional capital from private sources to fund the final FDA clinical trials so we can bring the LifeCradle® to market.   Over those years, the OTS team has worked diligently to evolve four generations of LifeCradle® heart preservation devices resulting in our current LifeCradle® prototype, proprietary liquid perfusion solutions and what we believe to be a strong intellectual property portfolio.  Through sponsored research with leading academic research centers such as University of Texas Southwestern Medical Center, the LifeCradle® has been tested in more than 225 animal heart preservation experiments as well as over 15 discarded human heart experiments, leading to peer reviewed and published articles in the Journal of Transplantation and the Journal of Heart and Lung Transplantation as well as presentations by the OTS research collaborators at national and international meetings like the International Society for Heart and Lung Transplantation Conferences and the American Association of Thoracic Surgery.   In the pre-clinical experiments, researchers have concluded that the LifeCradle® significantly extends the useful life of hearts and provides a healthier heart after similar time periods of preservation compared to the current standard of care of heart preservation (i.e. static, cold storage in “a picnic cooler” on ice).  We have assembled a team of very distinguished transplant surgeons from leading transplant centers and other highly-regarded transplant industry specialists to be a part of our Clinical Trial Steering Committee and Medical Advisory Board.   We have also met with and established favorable relations with over 25 of the leading transplant centers in the U.S. and Europe, many of which we plan to include in our FDA trial.  In effect, LifeCradle®is the life work and the passion of the OTS/Allezoe teams.  We are extremely committed and motivated to get the LifeCradle® heart and other organ devices and perfusion solutions cleared by the FDA to not only address a large market and business opportunity, but, more importantly, to address the shortage of organs in transplantation which is causing unnecessary human suffering and loss of life.  The OTS/Allezoe team is similarly excited about our plans to complete future acquisitions of medical technology companies which have both promising business opportunities and which can positively impact humanity.”

Neither Allezoe, Organ Transport Systems, nor any officer, director, employee or agent of either, has authorized, paid for, or approved the current e-mail promotion referenced by Mr. Thompson, nor have such entities or individuals had any contact or dealings of any kind, directly or indirectly, with “Penny Stock Universe” , “Breakaway Stocks”, or anyone involved with the preparation or distribution of the referenced e-mail promotion, and expressly repudiates the e-mail promotion in its entirety.  Investors, shareholders and the investing public are cautioned about purchasing stock in Allezoe Medical Holdings based on this e-mail promotion or any similar promotional piece or advertisement or any related sales efforts by unrelated third parties, not paid for or endorsed by the Company.  The Company itself is not currently offering or selling any common stock publicly and has not authorized or paid for any person or entity to act on its behalf in connection with any sales or promotional efforts related to its common stock. Any information regarding the Company which is authorized and approved for public distribution will be issued by the Company itself as a press release or public filing with the SEC.

FORWARD LOOKING STATEMENT
This announcement is not an offer to sell any Allezoe ("ALZM") related securities. Offers for any given security are made only through applicable offering circulars and related documents filed with the SEC pursuant to the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended. Certain statements contained herein and subsequent oral statements made by and on behalf of ALZM may contain "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements are identified by words such as "intends", "anticipates", "believes", "expects", and "hopes" and includes, without limitation, statements regarding ALZM's plan of business operations, product research and development activities, anticipated revenues and expenses and potential contractual arrangements and obligations. Also, our management may make forward-looking statements orally to investors, analysts, the media and others. Forward-looking statements express our expectations or predictions of future events or results. They are not guarantees and are subject to many risks and uncertainties. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and also takes no obligation to update or correct information prepared by third parties that are not paid for by the Company.

Contact:
Allezoe Medical Holdings, Inc.
Media Department
214-290-8031
media@allezoe.com